UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 15, 2003

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6354	95-2588080

(State or other jurisdiction	Commission File Number	(I.R.S. Employer
of incorporation)		Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Item 5.    Other Events.

On August 12, 2003, American Vanguard Corporation issued the press release announcing its earnings for the quarter ended June 30, 2003. The press release is attached as Exhibit 99.1.

Date: August 15, 2003

AMERICAN VANGUARD CORPORATION (Registrant)

By:	/s/ James A. Barry
James A. Barry Senior Vice President Chief Financial Officer (949) 260-1200

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release

2